Financial Instruments	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure Abstract
Financial Instruments

13.       Financial Instruments

The carrying values of temporary cash investments, accounts receivable and accounts payable approximate their fair value due to the short-term nature of these financial instruments. The fair value of long-term bank loan as at December 31, 2010 approximates its recorded value, due to its variable interest rate.